Exhibit 20.4
                                                          Computational Material




                            PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION

                        CPS AUTO RECEIVABLES TRUST 1997-5

                                   DISCLAIMER

--------------------------------------------------------------------------------

The information included herein is produced and provided exclusively by PaineWebber Incorporated ('PW') as underwriter for the CPS Auto Receivables Trust 1997-5, and not by or as agent for CPS Receivables Corp. or any of its affiliates (collectively, the 'Seller'). The Seller has not reviewed or participated in the preparation hereof, and is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Seller. PW makes no representations as to the accuracy of such information provided by the Seller.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.

Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.

--------------------------------------------------------------------------------
                        CPS AUTO RECEIVABLES TRUST 1997-5
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                   PaineWebber














--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------

                                   PaineWebber

--------------------------------------------------------------------------------
                        CPS AUTO RECEIVABLES TRUST 1997-5
--------------------------------------------------------------------------------


PRICING INFORMATION

OFFERED SECURITIES (Calculated at 1.50% ABS)


                                                                Prin.                                            Ratings:
                    Size                        Avg.            Window     First        Last         Stated      S&P/
Class               ($000s)       Price         Life            (Mths)     Princ.       Princ.       Mat.        Moody's
------------------  ------------- ------------  ------------ ------------  ------------ -----------  ----------- --------

A-1 Notes:          [$55,750]     [100.00]      [0.88]           [25]      12/97        12/99        05/03       AAA/Aaa
A-2 Notes:          [$35,175]     [100.00]      [3.00]           [29]      12/99        04/02        05/03       AAA/Aaa


NOT OFFERED
Certificates:
         [$4,781]

DESCRIPTION OF SECURITIES
Issuer:                             CPS  Auto  Receivables   Trust  1997-5  (the
                                    "Issuer").

Offered Notes:                      Class A-1 and Class A-2 Notes (the  "Class A
                                    Notes").  The Class A Notes will be publicly
                                    offered   pursuant  to  an  effective  shelf
                                    registration.  A prospectus  and  prospectus
                                    supplement   will   be   distributed   after
                                    pricing.

Subordinated Securities:            One Class of Subordinated  Certificates (the
                                    "Certificates").  The Certificates  will not
                                    be  offered   hereby  or   pursuant  to  the
                                    prospectus and prospectus supplement.

Seller:                             CPS Receivables Corp.

Servicer:                           Consumer Portfolio  Services,  Inc. ("CPS"),
                                    headquartered in Irvine, California.

Owner Trustee:                      Bankers Trust (Delaware).

Indenture Trustee
and Backup Servicer:                Norwest     Bank     Minnesota,     National
                                    Association.

Underwriters:                       Lead Manager -- PaineWebber Incorporated
                                    Co-manager -- Black Diamond Securities, LLC.


--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------

                                   PaineWebber

--------------------------------------------------------------------------------
                        CPS AUTO RECEIVABLES TRUST 1997-5
--------------------------------------------------------------------------------



DESCRIPTION OF SECURITIES (Continued)

Surety Provider:                    Financial  Security  Assurance Inc.  ("FSA")
                                    will fully insure the timely payment of principal and interest on the Class A Notes.

Form of Offering:                   Book-Entry form, same-day funds through DTC,
                                    Cedel, societe anonyme and Euroclear for all of the Class A Notes.

The Receivables:                    Motor  vehicle  retail   installment   sales
                                    contracts made to borrowers who would not be
                                    expected   to   qualify   for    traditional
                                    financing (sub-prime borrowers),  secured by
                                    new and used motor  vehicles  and light duty
                                    trucks, vans, and mini-vans purchased by CPS
                                    and its  two  affiliates,  Samco  Acceptance
                                    Corp.  ("Samco") and Linc  Acceptance  Corp.
                                    ("Linc"),   from   Dealers   who   regularly
                                    originate and sell such contracts to CPS, Samco and Linc.

Cut-off Date:                       November 24, 1997.

Closing Date:                       On or about December 11, 1997.

Interest Accrual Period: Interest will be calculated on the basis of a 360 day year consisting of twelve 30 day months. With respect to each Payment Date, interest will accrue from and including the previous Payment Date through the day prior to the current Payment Date (or from the Closing Date, in the case of the first Payment Date).

Payment Date:                       The 15th day of each month (or,  if any such
                                    date  is  not  a  business   day,  the  next
                                    business  day   thereafter)   commencing  on
                                    December 15, 1997.

Record Date:                        The 10th day of each calendar month.

Pricing Assumption:                 [1.5%] ABS.

Delay:                              0 day delay.

Class A Percentage
of Principal:                       Initially  95%,  until the  Payment  Date on
                                    which the balance of the Class A Notes first
                                    reaches   90%  of  the   current   Aggregate
                                    Principal  Balance of the  Receivables  (the
                                    "Class A Target Amount"), and after such time 91% until the balance of the Class A
                                    Notes is reduced to zero.



--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------

                                   PaineWebber

--------------------------------------------------------------------------------
                        CPS AUTO RECEIVABLES TRUST 1997-5
--------------------------------------------------------------------------------



DESCRIPTION OF SECURITIES (Continued)

Certificateholders
Percentage of Principal:            5.0%, until the balance of the Class A Notes
                                    is reduced  to zero,  and  thereafter,  100%
                                    until the Certificates are paid in full.

Principal:                          On any  monthly  Payment  Date,  the Class A
                                    Noteholders  receive the Class A  Percentage
                                    of principal  collections  plus any required
                                    accelerated      payments       (distributed
                                    sequentially to the Class A-1 Notes and then the Class A-2 Notes). The Certificateholders will receive 5.0% of principal collections
                                    (until the balance of the Class A-2 Notes is reduced to zero).

                                    Additionally,  on any date when the  current
                                    principal  balance  of  the  Class  A  Notes
                                    exceeds the Class A Target Amount, the Class
                                    A Notes are entitled to all excess  interest
                                    collections   (after  paying  fees  and  all
                                    payments of interest and principal on the Notes and Certificates).

Priority of Payments:               Unless an Event of Default has  occurred and
                                    is continuing:
                                    (1) To the  Servicer,  Collateral  Agent and
                                    Trustee,  the  Servicing  Fee and other fees
                                    and expenses;
                                    (2) To the  Class  A  Noteholders,  Class  A
                                    Interest and Class A Interest Carryover;
                                    (3) To the  Certificateholders,  Certificate
                                    Interest and Certificate Interest Carryover,
                                    and;
                                    (4) To the  Class  A  Noteholders,  Class  A
                                    Principal  and Class A Principal  Carryover,
                                    sequentially    to    the    lowest-numbered
                                    outstanding Class A Note until such class is
                                    reduced to zero;
                                    (5)  To  FSA,   any  amount  due  under  the
                                    Insurance Agreement;
                                    (6) To the  Certificateholders,  Certificate
                                    Principal    and    Certificate    Principal
                                    Carryover;
                                    (7) If an accelerated payment is required to
                                    reach  the  Class  A  Target   Amount,   any
                                    remaining cash to the Class A Noteholders as a payment of principal;
                                    (8) To the Spread Account Collateral Agent for deposit into the Spread Account.

Servicing/Other Fees:               The receivables are subject to certain fees,
                                    including a Servicing Fee equal to the sum of (i) 2.00% per annum payable monthly and based on the current Aggregate Principal
                                    Balance of the Receivables and (ii) 0.08% per annual payable monthly and based on the current balance of the Class A Notes and the Certificates. All other fees, including fees payable to the Trustee and Standby Servicer will be payable by the Servicer.

--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------

                                   PaineWebber

--------------------------------------------------------------------------------
                        CPS AUTO RECEIVABLES TRUST 1997-5
--------------------------------------------------------------------------------



DESCRIPTION OF SECURITIES (Continued)

Credit Enhancement:                 The sum of funds  on  deposit  in a  reserve
                                    account  (the  "Reserve  Account")  and  the
                                    amount  by  which  the  Aggregate  Principal
                                    Balance  of  the  Receivables   exceeds  the
                                    aggregate  outstanding  principal balance of
                                    the Notes and Certificates ("O/C") must grow
                                    to  equal  at  least  9.0%  of  the  current
                                    Aggregate    Principal    Balance   of   the
                                    Receivables. From that point forward, the sum of the Reserve Account and O/C must equal at least 9.0% of the current Aggregate
                                    Principal Balance, subject to a floor of 3.0% of the initial Aggregate Principal
                                    Balance,  and  further  subject to a minimum
                                    2.0% Reserve Account balance (based on the initial Aggregate Principal Balance of the Receivables).

                                    Credit   Enhancement   is  provided  by  the
                                    following five mechanisms:
                                    (1) Excess spread
                                    (2) Over-collateralization
                                    (3) Reserve Account
                                    (4) [5%] subordination of principal
                                    (5) 100%  FSA  Insurance   Policy   covering
                                    timely payment of interest and principal.

(1) Excess Spread:                  The  weighted  average  coupon  rate  on the
                                    Receivables  is  generally  expected  to  be
                                    higher than the sum of (a) the servicing fee
                                    and all  other  fees,  and (b) the  weighted
                                    average  pass  through rate on the Notes and
                                    Certificates,    thus   generating    excess
                                    interest    collections    which   will   be
                                    available, to the extent required, to fund payments on the Notes and Certificates on each Payment Date.

(2) Over-collateralization:         Excess  Spread  (as   described   above)  is
                                    applied,   to  the  extent   available   and
                                    required,  to make  accelerated  payments of
                                    principal to the Class A Notes then entitled
                                    to receive distributions of principal;  such
                                    application   will   cause   the   Aggregate
                                    Principal  Balance of the Notes to  amortize
                                    more  rapidly  than  the  Receivables,  thus
                                    increasing  the O/C  amount.  In addition to
                                    the  acceleration  of  principal   repayment
                                    through the application of excess  interest,
                                    by fixing the Class A  Percentage  above the
                                    actual  ratio  of the  Class A Notes  to the
                                    Aggregate    Principal    Balance   of   the
                                    Receivables, the application of principal is expected to increase the O/C over the life of the transaction.



--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------

                                   PaineWebber

--------------------------------------------------------------------------------
                        CPS AUTO RECEIVABLES TRUST 1997-5
--------------------------------------------------------------------------------



DESCRIPTION OF SECURITIES (Continued)

Credit Enhancement (Continued)
(3) Reserve Account:                The  Reserve  Account  will have an  initial
                                    deposit of [3.5%] of the  initial  Aggregate
                                    Principal  Balance of the  Receivables.  The
                                    Reserve Account can increase at various times for the protection of the Class A
                                    Notes, and can step down over time to [2.0%] of the initial Aggregate Principal Balance of the Receivables.

(4) Subordination:                  The  rights  of  the  Certificateholders  to
                                    receive payments of interest on each Payment
                                    Date  will be  subordinate  to  those of the
                                    Class A Noteholders to receive interest, and
                                    the  rights  of  the  Certificateholders  to
                                    receive   payments  of   principal  on  each
                                    Payment Date will be subordinate to those of
                                    the   Class   A   Noteholders   to   receive
                                    principal.

(5) FSA Policy:                     FSA will issue an Insurance Policy that will
                                    unconditionally and irrevocably guarantee to the Class A Noteholders payment of interest collected and principal collected on each payment date.

Optional Termination:               The Servicer may cause the Indenture Trustee
                                    to terminate the Notes and  Certificates  on
                                    any   remittance   date  when  the   current
                                    Aggregate  Principal Balance is less than or
                                    equal  to  10%  of  the  initial   Aggregate
                                    Principal   Balance,   by   purchasing   the
                                    Receivables, or by selling the Receivables to an unaffiliated party, and so long as a minimum termination price is reached.

ERISA Considerations:               The  Class A Notes  will be ERISA  eligible.
                                    However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Notes.

Tax Considerations:                 The trust  will not be  characterized  as an
                                    association taxable as a corporation or as a publicly traded partnership. The Class A
                                    Notes will be characterized as debt for federal income tax purposes.

Prospectus:                         The Class A Notes are being offered pursuant
                                    to a Prospectus  which includes a Prospectus
                                    Supplement  (together,   the  "Prospectus").
                                    Complete  information  with  respect  to the
                                    Class  A  Notes   and  the   collateral   is
                                    contained  in the  Prospectus.  The material
                                    presented   herein  is   qualified   in  its
                                    entirety by the information appearing in the
                                    Prospectus. To the extent that the foregoing
                                    is  inconsistent  with the  Prospectus,  the
                                    Prospectus  shall  govern  in all  respects.
                                    Sales  of  the  Class  A  Notes  may  not be
                                    consummated   unless   the   purchaser   has
                                    received the Prospectus.

--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------

                                   PaineWebber

--------------------------------------------------------------------------------
                        CPS AUTO RECEIVABLES TRUST 1997-5
--------------------------------------------------------------------------------



DESCRIPTION OF SECURITIES (Continued)

Origination:

                                    The  Receivables  were  originated  by  CPS,
                                    Samco and Linc under five programs:
                                    (1) Standard Program;
                                    (2)  First  Time  Buyers,   for  first  time
                                    automobile   buyers,   with  higher   credit
                                    standards than the Standard program;
                                    (3) Alpha  Program for buyers who exceed the
                                    credit guidelines of the Standard Program;
                                    (4)  Delta  Program,  for  buyers  who  fall
                                    beneath   the  credit   guidelines   of  the
                                    Standard Program;
                                    (5)  Linc  Program,  for  borrowers  who are
                                    customers  of certain  participating  banks,
                                    thrifts and credit  unions,  and are subject
                                    to  stricter  underwriting   standards  than
                                    borrowers in the Standard program.

                                    Samco is an 80% owned subsidiary of CPS, which originates Receivables in rural areas of the South and Southwest. Linc is an 80% owned subsidiary of CPS, which originates Receivables through certain participating banks, thrifts and credit unions.



--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------

                                   PaineWebber

--------------------------------------------------------------------------------
                        CPS AUTO RECEIVABLES TRUST 1997-5
--------------------------------------------------------------------------------



DESCRIPTION OF AUTO RECEIVABLES POOL AS OF THE CUT-OFF DATE



Number of Loans                          7,556     Current Balance             95,706,306.82
Average Balance                      12,666.27     Minimum Balance                  1,315.65
Maximum Balance                      28,793.51
W.A. Coupon                            20.2775
W.A. Original Term                          57     W.A. Seasoning                          1
W.A. Stated Remaining Term                  56

The sums and percentages in the following tables may not equal the totals shown due to rounding.


Aggregate Field                      Description                   Count                 Balance                   Pool%
-----------------------  ----------------------- ----------------------- -----------------------  ----------------------

State                                    Alabama                     332               3,922,452.81                 4.10
                                      California                   1,356              18,412,967.92                19.24
                                         Florida                     510               6,545,217.07                 6.84
                                         Georgia                     189               2,377,808.82                 2.48
                                          Hawaii                     247               3,281,002.27                 3.43
                                        Illinois                     427               5,127,233.39                 5.36
                                         Indiana                     136               1,466,127.20                 1.53
                                            Iowa                      87               1,023,483.70                 1.07
                                       Louisiana                     357               4,709,446.44                 4.92
                                        Maryland                     239               3,038,966.59                 3.18
                                        Michigan                     378               4,697,003.82                 4.91
                                       Minnesota                      89               1,100,538.68                 1.15
                                     Mississippi                     110               1,460,660.36                 1.53
                                          Nevada                     171               2,133,861.39                 2.23
                                      New Jersey                     151               1,886,620.91                 1.97
                                        New York                     376               4,510,465.66                 4.71
                                  North Carolina                     361               4,694,120.90                 4.90
                                            Ohio                     150               1,718,981.09                 1.80
                                    Pennsylvania                     421               5,147,976.53                 5.38
                                  South Carolina                     148               1,841,813.47                 1.92
                                       Tennessee                     338               4,174,863.26                 4.36
                                           Texas                     454               5,945,757.48                 6.21
                                        Virginia                      80                 959,616.32                 1.00
                                      All others                     449               5,529,320.74                 5.78
                                                                  ------             --------------              -------

                                           Total                   7,556              95,706,306.82               100.00



--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------

                                   PaineWebber

--------------------------------------------------------------------------------
                        CPS AUTO RECEIVABLES TRUST 1997-5
--------------------------------------------------------------------------------




DESCRIPTION OF AUTO RECEIVABLES POOL AS OF THE CUT-OFF DATE
(Continued)


Aggregate Field                      Description                   Count                 Balance                   Pool%
-----------------------  ----------------------- ----------------------- -----------------------  ----------------------

Current Rate                        Below 17.00%                       6                  84,981.62                 0.09
                                17.00% to 17.99%                     202               2,996,654.57                 3.13
                                18.00% to 18.99%                   1,675              22,708,162.05                23.73
                                19.00% to 19.99%                   1,018              14,091,357.58                14.72
                                20.00% to 20.99%                   1,352              18,290,631.58                19.11
                                21.00% to 21.99%                   1,694              20,333,194.73                21.25
                                22.00% to 22.99%                     239               2,783,523.78                 2.91
                                23.00% to 23.99%                     611               6,676,246.45                 6.98
                                24.00% to 24.99%                     705               7,251,470.41                 7.58
                                25.00% to 25.99%                      48                 449,390.90                 0.47
                                 26.00% and over                       6                  40,693.15                 0.04
                                                                --------          -----------------                 ----

                                           Total                   7,556              95,706,306.82               100.00



Aggregate Field                          Description               Count                 Balance                   Pool%
-----------------------  ---------------------------  ------------------ -----------------------  ----------------------

Remain Term                     Fewer than 21 Months                   1                   4,526.00                 0.00
                                     21  - 25 Months                  50                 256,932.99                 0.27
                                     26  - 30 Months                  70                 507,528.00                 0.53
                                     31  - 35 Months                 186               1,508,499.63                 1.58
                                     36  - 40 Months                 184               1,517,227.53                 1.59
                                     41  - 45 Months                 243               2,351,835.42                 2.46
                                     46  - 50 Months               1,002              10,427,991.52                10.90
                                     51  - 55 Months                 947              11,380,613.67                11.89
                                     56  - 60 Months               4,873              67,751,152.06                70.79
                                                                   -----              -------------                -----

                                               Total               7,556              95,706,306.82               100.00




Aggregate Field                          Description               Count                 Balance                   Pool%
-----------------------  ---------------------------  ------------------ -----------------------  ----------------------

Origination Date               Prior to January 1997                  13                 138,413.56                 0.14
                                        January 1997                   8                  79,459.13                 0.08
                                       February 1997                  20                 236,608.77                 0.25
                                          March 1997                  26                 301,039.42                 0.31
                                          April 1997                  24                 303,917.44                 0.32
                                            May 1997                  18                 218,033.56                 0.23
                                           June 1997                  26                 348,790.98                 0.36
                                           July 1997                  96               1,250,361.60                 1.31
                                         August 1997                 154               1,910,215.58                 2.00


--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------

                                   PaineWebber

--------------------------------------------------------------------------------
                        CPS AUTO RECEIVABLES TRUST 1997-5
--------------------------------------------------------------------------------




DESCRIPTION OF AUTO RECEIVABLES POOL AS OF THE CUT-OFF DATE
(Continued)

Aggregate Field                          Description               Count                 Balance                   Pool%
-----------------------  ---------------------------  ------------------ -----------------------  ----------------------

                                      September 1997                 956              12,310,793.20                12.86
                                        October 1997               4,624              58,494,788.49                61.12
                                       November 1997               1,591              20,113,885.09                21.02
                                                                   -----              -------------                -----

                                               Total               7,556              95,706,306.82               100.00




Aggregate Field                          Description               Count                 Balance                   Pool%
-----------------------  ---------------------------  ------------------ -----------------------  ----------------------

Original Term                   Fewer than 21 Months                   1                   4,526.00                 0.00
                                     21  - 25 Months                  50                 256,932.99                 0.27
                                     26  - 30 Months                  69                 501,848.64                 0.52
                                     36  - 40 Months                 341               2,754,784.09                 2.88
                                     41  - 45 Months                 203               1,906,950.45                 1.99
                                     46  - 50 Months               1,050              10,912,950.18                11.40
                                     51  - 55 Months                 884              10,531,998.96                11.00
                                     56  - 60 Months               4,958              68,836,315.51                71.92
                                                                   -----              -------------                -----

                                               Total               7,556              95,706,306.82               100.00




Aggregate Field                          Description               Count                 Balance                   Pool%
-----------------------  ---------------------------  ------------------ -----------------------  ----------------------

Model Year                            Prior to  1990                  58                 360,406.61                 0.38
                                                1990                 125                 930,981.35                 0.97
                                                1991                 222               1,927,073.59                 2.01
                                                1992                 376               3,800,262.25                 3.97
                                                1993                 780               8,263,381.21                 8.63
                                                1994               1,348              15,944,203.09                16.66
                                                1995               1,955              25,676,806.78                26.83
                                                1996               1,469              19,715,079.63                20.60
                                                1997               1,063              16,266,357.93                17.00
                                                1998                 160               2,821,754.38                 2.95
                                                                  ------             --------------               ------

                                               Total               7,556              95,706,306.82               100.00




--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------

                                                    PaineWebber

--------------------------------------------------------------------------------
                        CPS AUTO RECEIVABLES TRUST 1997-5
--------------------------------------------------------------------------------




DESCRIPTION OF AUTO RECEIVABLES POOL AS OF THE CUT-OFF DATE
(Continued)


Aggregate Field                          Description               Count                 Balance                   Pool%
-----------------------  ---------------------------  ------------------ -----------------------  ----------------------

Original Balance                           0 - 4,999                  61                 254,215.30                 0.27
                                       5,000 - 9,999               1,623              13,464,854.59                14.07
                                     10,000 - 14,999               4,172              51,548,181.26                53.97
                                     15,000 - 19,000               1,382              23,304,120.16                24.35
                                     20,000 - 24,999                 243               6,395,039.66                 6.68
                                     25,000 and over                  25                 639,895.85                 0.67
                                                                 -------            ---------------             --------

                                               Total               7,556              95,706,306.82               100.00




Aggregate Field                          Description               Count                 Balance                   Pool%
-----------------------  ---------------------------  ------------------ -----------------------  ----------------------

Source                                           CPS               6,696              85,295,257.19                89.12
                                                LINC                 513               6,512,173.55                 6.80
                                               SAMCO                 347               3,898,876.08                 4.07
                                                                  ------               ------------                 ----

                                               Total               7,556              95,706,306.82               100.00


Aggregate Field                          Description               Count                 Balance                   Pool%
-----------------------  ---------------------------  ------------------ -----------------------  ----------------------

Program                                        ALPHA               3,418              45,828,913.02                47.88
                                               DELTA                 597               6,987,855.53                 7.30
                                    FIRST TIME BUYER               1,276              14,268,746.52                14.91
                                                LINC                 513               6,512,173.55                 6.80
                                            STANDARD               1,752              22,108,618.20                23.10
                                                                   -----              -------------                -----

                                               Total               7,556              95,706,306.82               100.00




Aggregate Field                          Description               Count                 Balance                   Pool%
-----------------------  ---------------------------  ------------------ -----------------------  ----------------------

New/Used                                         New                 700              11,282,751.61                11.79
                                                Used               6,856              84,423,555.21                88.21
                                                                   -----              -------------                -----

                                               Total               7,556              95,706,306.82               100.00




--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------

                                   PaineWebber

--------------------------------------------------------------------------------
                        CPS AUTO RECEIVABLES TRUST 1997-5
--------------------------------------------------------------------------------


BOND SENSITIVITY TO PREPAYMENT ASSUMPTIONS


                                                                                ABS%
CLASS A-1                                      1.00%          1.25%          1.50%        1.75%         2.00%         2.25%
---------------------------------------------------------------------------------------------------------------------------

Average Life                                   1.063          0.964          0.877        0.802         0.736         0.678
Duration                                       0.987          0.899          0.821        0.753         0.693         0.640
Yield (at 100-00)                               6.12           6.12           6.12         6.12          6.12          6.12
First Payment                                  12/97          12/97          12/97        12/97         12/97         12/97
Last Payment                                   05/00          02/00          12/99        10/99         08/99         07/99
Payment Window (months)                           30             27             25           23            21            20






                                                                                ABS%
CLASS A-2                                      1.00%          1.25%          1.50%        1.75%         2.00%         2.25%
---------------------------------------------------------------------------------------------------------------------------

Average Life                                   3.392          3.206          3.000       2.780          2.560         2.352
Duration                                       2.961          2.813          2.648       2.470          2.290         2.119
Yield (at 100-00)                               6.35           6.35           6.35        6.35           6.35          6.35
First Payment                                  05/00          02/00          12/99       10/99          08/99         07/99
Last Payment                                   06/02          06/02          04/02       01/02          09/01         05/01
Payment Window (months)                           26             29             29          28             26            23




--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------

                                   PaineWebber